SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                October 24, 2002
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                          Bristol-Myers Squibb Company
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

           1-1136                               22-079-0350
--------------------------        -------------------------------------
 (Commission File Number)           (IRS Employer Identification No.)

345 Park Avenue, New York, N.Y.                             10154
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(Address of principal executive offices)                   (Zip Code)

                                 (212) 546-4000
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              (Registrant's telephone number, including area code)

                                      None
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)




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Item 5.  Other Events.

     On October 24, 2002, Bristol-Myers Squibb Company (the "Company") issued a press release announcing that it expects to restate sales and earnings for the prior periods that were affected, primarily in 2000, 2001 and the first two quarters of 2002, by the Company's previously disclosed U.S. wholesaler inventory buildup situation. The press release included third quarter 2002 results prior to giving effect to the restatement, which were not presented in accordance with generally accepted accounting principles. As a result of the planned restatement, the Company announced that there will be a delay in filing its quarterly report on Form 10-Q for the quarterly period ended September 30, 2002. When it is filed, such third quarter Form 10-Q will include consolidated financial statements for the three and nine months ended September 30, 2002 prepared in accordance with generally accepted accounting principles. As a result of the planned restatement, the Company's financial statements and related financial information for the affected periods should no longer be relied upon, including the audited financial statements contained in the Company's annual report on Form 10-K for the year ended December 31, 2001 and the unaudited financial statements contained in the Company's quarterly reports on Form 10-Q for the quarterly periods ended March 31, 2002 and June 30, 2002. A copy of the release is filed herewith as Exhibit 99.1.


Item 7.  Financial Statements and Exhibits.

(c)      Exhibits.

Exhibit No.                         Description
-----------                         -----------

99.1                                Press release dated October 24, 2002 of
                                    Bristol-Myers Squibb Company.



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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        BRISTOL-MYERS SQUIBB COMPANY

Date:  November 1, 2002                 By   /s/ Sandra Leung
                                            ----------------------
                                            Name:  Sandra Leung
                                            Title: Secretary





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                                  EXHIBIT INDEX


Exhibit No.                Description
-----------                -----------

99.1                       Press release dated October 24, 2002 of
                           Bristol-Myers Squibb Company.